Aristotle/Saul Global Equity Fund

Class I Shares (Ticker Symbol: ARSOX)

Aristotle International Equity Fund

Class I Shares (Ticker Symbol: ARSFX)

Aristotle Strategic Credit Fund

Class I Shares (Ticker Symbol: ARSSX)

Aristotle Value Equity Fund

Class I Shares (Ticker Symbol: ARSQX)

Aristotle Small Cap Equity Fund

Class I Shares (Ticker Symbol: ARSBX)

Aristotle Core Equity Fund

Class I Shares (Ticker Symbol: ARSLX)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated June 29, 2023 to the currently effective

Summary Prospectuses, Prospectus and Statement of Additional Information.

*** Important Notice Regarding Proposed Fund ReorganizationS ***

The Board of Trustees of Investment Managers Series Trust has approved an Agreement and Plan of Reorganization (each, a “Plan”) for each of the Aristotle/Saul Global Equity Fund, Aristotle International Equity Fund, Aristotle Strategic Credit Fund, Aristotle Value Equity Fund, Aristotle Small Cap Equity Fund and Aristotle Core Equity Fund (each, an “Acquired Fund”), each a series of the Trust, providing for the reorganization of each Acquired Fund into a corresponding series (each, an “Acquiring Fund”) of Aristotle Funds Series Trust (“AFST”), as noted in the table below. The Board of Trustees of AFST approved the Plans at a meeting on June 7, 2023. The reorganization of each Acquired Fund is subject to approval by shareholders. Aristotle Strategic Credit Fund, also a series of the Trust, will not be included in the reorganizations described above, and instead will be liquidated on or about August 31, 2023.

Acquired Fund		Acquiring Fund
Aristotle/Saul Global Equity Fund	➢	Aristotle/Saul Global Equity Fund II
Aristotle International Equity Fund	➢	Aristotle International Equity Fund II
Aristotle Value Equity Fund	➢	Aristotle Value Equity Fund II
Aristotle Small Cap Equity Fund	➢	Aristotle Small Cap Equity Fund II
Aristotle Core Equity Fund	➢	Aristotle Core Equity Fund II

Each Acquiring Fund has an identical or substantially similar investment objective, investment strategy and fundamental investment restrictions as its corresponding Acquired Fund. In addition, each Acquiring Fund has the same portfolio management team as the corresponding Acquired Fund. Aristotle Investment Services, LLC (“AIS”) serves as investment adviser to each of the Acquiring Funds. Each Acquired Fund’s current investment adviser serves sub-adviser to the corresponding Acquiring Fund, except for the Aristotle High Income Fund. Aristotle Investment Services, LLC (“AIS”) serves as investment adviser to each of the Acquiring Funds. Each Acquired Fund’s current investment adviser serves as sub-adviser to the corresponding Acquiring Fund.

Each Plan provides for each Acquired Fund to transfer all of its assets to the corresponding Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of each Acquired Fund will become shareholders of the corresponding Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by the shareholders prior to the reorganization. The reorganizations are not expected to result in the recognition of gain or loss by an Acquired Fund or its shareholders for federal tax purposes. AIS will bear the costs related to the reorganizations.

The Trust will call a shareholder meeting at which shareholders of each Acquired Fund will be asked to consider and vote on the Plan with respect to their Acquired Fund. If the required shareholder approval for the reorganization of an Acquired Fund is obtained, the reorganization of that Acquired Fund is expected to take effect in the fourth quarter of 2023.

Shareholders of each Acquired Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganizations. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganizations.

Please file this Supplement with your records.